EXHIBIT 16(a)



                                POWER OF ATTORNEY




      The undersigned hereby constitute and appoint Elizabeth Bachman, Marie E. Connolly, Richard W. Ingram, Christopher J. Kelley, Kathleen Morrisey, Michael
S. Petrucelli and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for each Fund enumerated in Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Ruth Marie Adams                            January 28, 1998
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Ruth Marie Adams


/s/ Francis P. Brennan                          January 28, 1998
------------------------------------
Francis P. Brennan


/s/ Joseph S. Dimartino                         January 28, 1998
------------------------------
Joseph S. DiMartino


/s/ James M. Fitzgibbons                        January 28, 1998
------------------------------------
James M. Fitzgibbons


/s/ J. Tomlinson Fort                           January 28, 1998
------------------------------------
J. Tomlinson Fort


/s/ Arthur L. Goeschel                          January 28, 1998
------------------------------------
Arthur L. Goeschel


/s/ Kenneth A. Himmel                           January 28, 1998
------------------------------
Kenneth A. Himmel

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/s/ Arch S. Jeffery                             January 28, 1998
------------------------------------
Arch S. Jeffery


/s/ Stephen J. Lockwood                         January 28, 1998
------------------------------
Stephen J. Lockwood


/s/ John J. Sciullo                             January 28, 1998
------------------------------------
John J. Sciullo


/s/ Roslyn M. Watson                            January 28, 1998
------------------------------------
Roslyn M. Watson

                                    Exhibit A
                                    ---------


The Dreyfus/Laurel Funds, Inc.

The Dreyfus/Laurel Funds Trust

The Dreyfus/Laurel Tax-Free Municipal Funds